AMENDMENT NO. 2 TO

MASTER SHELF AGREEMENT

(SCS Transportation, Inc.)

As of April 29, 2005

Prudential Investment Management, Inc. (“Prudential”)
The Prudential Insurance Company

of America (“PICA”)

Pruco Life Insurance Company
Reliastar Life Insurance Company
Southland Life Insurance Company
Each Prudential Affiliate (as defined herein)

which becomes bound by certain provisions of the
Agreement as hereinafter provided (together with
each above-named entity, the “Purchasers”)

c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

We refer to the Master Shelf Agreement, dated as of September 20, 2002 as amended by Amendment No. 2 to Master Shelf Agreement dated as of April 21, 2005 (as amended, the “Agreement”), among the undersigned, SCS Transportation, Inc. (the “Company”), Prudential, PICA, Pruco Life Insurance Company, Reliastar Life Insurance Company and Southland Life Insurance Company. Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

The Company desires to amend certain provisions of the Agreement. Therefore, Prudential, the holders of the Notes and the Company, in consideration of the mutual promises and agreements set forth herein and in the Agreement, agree as follows:

1. Amendments.

(a) Paragraph 6C(3). Loans, Advances and Investments. Paragraph 6C(3) of the Agreement is amended as follows:

I. deleting the word “and” at the end of clause (vii);

II. replacing the period at the end of clause (viii) with a semi-colon; and

III. adding to the end thereof a new clause (ix), to read as follows:

"(ix) so long as no Default or Event of Default has occurred and is continuing, the Company may acquire its common shares of stock from time to time provided that the aggregate acquisition amount does not exceed $25,000,000.

2. Conditions Precedent. The effectiveness of this Amendment is contingent on:

(a) receipt by Prudential of a copy of this Letter Amendment executed by the Company;

(b) the Consent attached hereto shall have been executed by the Subsidiary Guarantors;

(c) receipt by Prudential of an executed copy of an amendment to Restated Agented Revolving Credit Agreement containing amendments substantially the same as those contained herein; and

(d) receipt by Prudential of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the amendments to the Agreement herein contained.

3. Miscellaneous. On and after the effective date of this Letter Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Agreement, and each reference in the Notes to “the Agreement,” “thereunder,” “thereof,” or words of like import referring to the Agreement, shall mean the Agreement as amended by this Letter Amendment. The Agreement, as amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterpart shall be an original and all of which, taken together, shall constitute one and the same Amendment.

If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least one counterpart of this Amendment to SCS Transportation, Inc., One Main Plaza, 4435 Main Street, Kansas City, MO 64111, Attention of Chief Financial Officer. This Amendment shall become effective as of the date first above written when and if counterparts of this Amendment shall have been executed by us and you.

Very truly yours,

SCS Transportation, Inc.

By: James J. Bellinghausen

Title: Vice President – Finance and Chief Financial Officer

Agreed as of the date first above written:

Prudential Investment Management, Inc.

By: B. Lemons

Vice President

The Prudential Insurance Company of America

By: B. Lemons

Vice President

Pruco Life Insurance Company

By: B. Lemons

Vice President

Reliastar Life Insurance Company

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By: B. Lemons

Vice President

Southland Life Insurance Company

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By: B. Lemons

Vice President

CONSENT

Each of the undersigned, as a Guarantor under the Guaranty Agreement dated as of September 20, 2002 (the “Guaranty”) in favor of the holders from time to time of the Notes issued pursuant to the Agreement, referred to in the foregoing Amendment No. 2 to Master Shelf Agreement (the "Amendment”), hereby consent to the Amendment and hereby confirm and agree that, notwithstanding the effectiveness of the Agreement, the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

SAIA MOTOR FREIGHT

LINE, INC.

By: James J. Bellinghausen

Name: James J. Bellinghausen
Title: Assistant Secretary

JEVIC TRANSPORTATION, INC.

By: James J. Bellinghausen

Name: James J. Bellinghausen

Title: Assistant Secretary